UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2013 (March 15, 2013).

CTPARTNERS EXECUTIVE SEARCH INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34993	52-2402079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, 3rd Floor, New York, New York	10036
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (212) 588-3500
(N/A)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 15, 2013, the Board of Directors of CTPartners Executive Search, Inc. (the “Company”), in consultation with management and McGladrey, LLP, (“McGladrey”), the Company's independent registered public accounting firm, concluded that the Company's previously issued unaudited condensed consolidated financial statements contained within the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2012, June 30, 2012, and September 30, 2012 should no longer be relied upon due to errors in such financial statements, and therefore a restatement of these prior financial statements is required. Accordingly, the Company intends to restate the aforementioned financial statements by amending its quarterly reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012, and September 30, 2012 as soon as reasonably practicable. The Company expects to file amended quarterly reports on or before April 1, 2013.
During the first quarter of 2012, the Company completed its acquisition of CTPartners Latin America, Inc., its independently-owned licensee that had been operating under the name of CTPartners in Latin America. The aggregate purchase price was $10.2 million, which was paid in cash and the issuance of a non-interest bearing seller note for $5.25 million. The amount of the note is due in equal installments of $2.6 million each on January 2, 2013 and January 2, 2014. The Company allocated the consideration transferred to identifiable intangible assets and goodwill. Also, when such payments were funded, the Company previously reported such contingent payments as a component of net cash used in investing activities on its consolidated statements of cash flows.
The purchase agreement provides that the selling shareholders are required to repay to the Company up to the aggregate amount of $7.2 million if their employment terminates prior to the 36-month anniversary of the closing of the transaction. Financial Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”) states that a contingent consideration arrangement in which the payments are automatically forfeited if employment terminates is compensation for post-combination services, which must be recognized over the measurement period of the contingent payment. To comply with ASC 805, the Company will restate its previously issued interim financial statements to properly reflect the contingent purchase consideration as an element of compensation expense for post-combination services rather than a component of purchase price consideration, re-allocate the remaining purchase price to identifiable assets and goodwill, and present the contingent payments as a component of operating cash flows.
The impact of this restatement on the Company's first quarter 2012 unaudited condensed consolidated financial statements will be a $7.1 million decrease in intangible assets and goodwill, a $5.7 million increase in deferred compensation, a $1.5 million increase in compensation expense, and a $0.9 million decrease in net income for the three months ended March 31, 2012, to a net loss of $0.6 million.
The impact of this restatement on the Company's second quarter 2012 unaudited condensed consolidated financial statements will be a $7.1 million decrease in intangible assets and goodwill, a $4.1 million increase in deferred compensation, a $1.5 million increase in compensation expense and a $0.9 million decrease in net income for the three months ended June 30, 2012, and a $3.0 million increase in compensation expense and a $1.8 million decrease in net income for the six months ended June 30, 2012, to a net loss of $0.9 million.
The impact of this restatement on the Company's third quarter 2012 unaudited condensed consolidated financial statements will be a $7.1 million decrease in intangible assets and goodwill, a $2.6 million increase in deferred compensation, a $1.5 million increase in compensation expense and a $0.9 million decrease in net income for the three months ended September 30, 2012, and a $4.5 million increase in compensation expense and a $2.7 million decrease in net income for the nine months ended September 30, 2012, to a net loss of $2.1 million.
Management has determined that, as a result of the errors described above, management's previous conclusions regarding the effectiveness of the Company's disclosure controls and procedures as of March 31, 2012, June 30, 2012, and September 30, 2012 need to be modified. The Company will provide management's modified conclusions in the restated interim financial statements.

Safe Harbor Statement:
The following is a Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This press release includes forward-looking statements. As a general matter, forward-looking statements reflect our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be identified by the use of forward looking terminology such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words, but the absence of these words does not necessarily mean that a statement is not forward-looking. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for the disclosure of forward-looking statements.
The forward-looking statements contained in this press release are based upon our historical performance, current plans, estimates, expectations and other factors we believe are appropriate under the circumstances. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved since these forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. Some of the key uncertainties and factors that could affect our future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements are: our ability to submit periodic filings before regulatory deadlines; our expectations regarding our revenues, expenses and operations and our ability to sustain profitability; our ability to recruit and retain qualified executive search consultants to staff our operations appropriately; our ability to expand our customer base and relationships, especially given the off-limit arrangements we are required to enter into with certain of our clients; further declines in the global economy and our ability to execute successfully through business cycles; our anticipated cash needs; our anticipated growth strategies and sources of new revenues; unanticipated trends and challenges in our business and the markets in which we operate; social or political instability in markets where we operate; the impact of foreign currency exchange rate fluctuations; price competition; the ability to forecast, on a quarterly basis, variable compensation accruals that ultimately are determined based on the achievement of annual results; and the mix of profit and loss by country in which we operate.
The above list should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in our annual report on Form 10-K filed on March 22, 2012. The forward looking statements included in this press release are made only as of the date hereof. We do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CTPartners Executive Search Inc.
By: /s/ David C. Nocifora
Name: David C. Nocifora
Date: March 20, 2013    Title: Chief Operating Officer and Chief Financial Officer